                                                                     EXHIBIT 99


Contact: D. Ben Berry, Chairman, President and CEO (252) 334-1511 or Mark A. Holmes, Senior Executive Vice President and CFO

Gateway Financial Holdings Reports Record Results for the Quarter and Twelve Months Ended December 31, 2003

Elizabeth City, NC - January 26, 2004 - Gateway Financial Holdings, Inc. (NASDAQ: GBTS and GBTSW), the holding company for Gateway Bank & Trust Co. reported record financial results today for the year and quarter ended December 31, 2003. Net income for the year was $1.2 million or $0.36 per share (diluted) compared to $627 thousand and $0.20 per share (diluted) for the year ended December 31, 2002, an increase of $573 thousand or 91.4%. Earnings per share (diluted) increased 80.0% over the prior year. Net income for the fourth quarter of 2003 totaled $436 thousand compared to $172 thousand for the fourth quarter of 2002, an increase of $264 thousand or 153.5%. Fourth quarter earnings per share (diluted) increased 140.0% over the prior year's quarter.

Net interest income for the year ended December 31, 2003 totaled $8.1 million, an increase of $2.7 million or 48.3% over $5.5 million reported for the year ended December 31, 2002. The increase was due to asset growth and an increase in net interest margin from 3.09% for the year 2002 to 3.26% for the year of 2003. Non-interest income for the year ended December 31, 2003 was $4.5 million, an increase of $1.7 million or 58.7% over $2.8 million reported for the year ended December 31, 2002. These were partially offset by a 41.9% increase in Non-interest expense. Non-interest expense for the year ended December 31, 2003 totaled $10.2 million, an increase of $3.0 million over $7.2 million reported for the year ended December 31, 2002.

Net interest income for the quarter ended December 31, 2003 totaled $2.4 million, an increase of $789 thousand or 50.0% over $1.6 million reported for the quarter ended December 31, 2002. The increase was due to asset growth and an increase in net interest margin from 3.12% in the fourth quarter of 2002 to 3.37% in the fourth quarter of 2003. Non-interest income for the three months ended December 31, 2003 was $1.1 million, an increase of $264 thousand or 30.2% over $874 thousand reported for the three months ended December 31, 2002. These were partially offset by a 28.5% increase in Non-interest expense. Non-interest expense for the quarter ended December 31, 2003 totaled $2.8 million, an increase of $614 thousand over $2.2 million reported for the quarter ended December 31, 2002.

At December 31, 2003 total assets were $314.5 million, an increase of $83.4 million or 36.1% over $231.1 million reported for December 31, 2002. Loans increased $70.3 million or 43.5% to $231.7 million at December 31, 2003 from $161.5 million at December 31, 2002. Deposits rose to $238.0 million on December 31, 2003, up $63.3 million or 36.3% from a year earlier. This increase reflects deposit growth at our existing financial centers as well as the addition of three new financial centers; one via acquisition and two de-novo. Borrowings, including trust preferred securities, totaled $50.0 million on December 31, 2003, an increase of $18.6 million or 59.2% from December 31, 2002.

At quarter-end, the bank's allowance for loan losses equaled $2.8 million or 1.2% of total loans and 248% of non-performing loans. At quarter-end, non-performing loans and non-performing assets totaled $1.1 million or 0.48% of total loans and 0.35% of total assets.

Stockholders' equity increased $1.0 million or 4.2% to $25.0 million on December 31, 2003 from $24.0 million reported on December 31, 2002. Stockholders' equity equaled 7.9% of total assets on December 31, 2003. Regulatory capital ratios are all well in excess of the "well-capitalized" threshold.

"Gateway Financial Holdings continues to post improving financial performance while at the same time making significant investments in our franchise," commented D. Ben Berry, Chairman, President and CEO. "Our net interest income is increasing due to both growth and an improving net interest margin and our non-interest income is benefiting from increases in insurance operations, service changes and mortgage banking. Non-interest expense increases are primarily a result of our continued branch expansion. During 2003 we opened two new financial centers and acquired another giving us a total of ten financial centers as we begin 2004. We believe these "investments" will improve future earnings, increase the value of our franchise and increase shareholder value."

Gateway Financial Holdings, Inc. is the parent company of Gateway Bank & Trust Co. Gateway Bank & Trust Co. is a full-service community bank with a total of ten offices in Elizabeth City (2), Edenton, Kitty Hawk, Plymouth and Roper, North Carolina, and in Chesapeake (2) and Virginia Beach (2), Virginia. The bank also provides insurance through its Gateway Insurance Services, Inc. subsidiary and brokerage services through its Gateway Investment Services, Inc. subsidiary.

Statements contained in this news release, which are not historical facts, are forward looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Amounts herein could vary as a result of market and other factors. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Commission from time to time. Such forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate", "should," "planned", "estimated", and "potential". Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, expected or anticipated revenue, results of operations and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principals, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services.

GATEWAY FINANCIAL HOLDINGS, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS (UNAUDITED)


                                                              12/31/2003           12/31/2002
                                                              ----------           ----------
                                                                  (Dollars in thousands)

ASSETS
Cash and cash equivalents:
    Cash and due from banks                                   $   7,740             $   7,639
    Interest-earning deposits with banks                          5,152                 1,869
                                                              ---------             ---------
       Total cash and cash equivalents                           12,892                 9,508
                                                              ---------             ---------

Investment securities available for sale, @FV                    43,773                44,601

Loans receivable                                                231,740               161,487
Allowance for loan losses                                         2,759                 1,721
                                                              ---------             ---------
       Net loans receivable                                     228,981               159,766
                                                              ---------             ---------

Bank premises & equipment, net                                   11,967                10,465
Cash surrender value life insurance                               7,106                    --
Goodwill & Intangibilies                                          3,643                 2,290
Other assets                                                      6,120                 4,423
                                                              ---------             ---------
       Total assets                                           $ 314,482             $ 231,053
                                                              =========             =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
    Demand deposits                                           $  36,998             $  23,483
    Savings, money market & NOW                                  74,439                34,441
    Time deposits over $100,000                                  35,685                44,860
    Other time deposits                                          90,875                71,879
                                                              ---------             ---------
       Total deposits                                           237,997               174,663
                                                              ---------             ---------

Federal Home Loan Bank Advances                                  36,000                28,400
Federal funds purchased                                           6,000                 3,001
Trust preferred securities                                        8,000                    --
Accrued interest payable and other liabilities                    1,514                 1,021
                                                              ---------             ---------
       Total liabilities                                        289,511               207,085
                                                              ---------             ---------

Shareholders' Equity
    Common stock, $-0- par, 10,000,000 authorized,
    3,167,542 issued & outstanding @12/31/03                         --                    --
    Paid-in capital                                              24,896                24,788
    Retained earnings                                              (101)               (1,302)
    Accumulated other comprehensive income                          176                   482
                                                              ---------             ---------
       Total shareholders' equity                                24,971                23,968
                                                              ---------             ---------
       Total liabilities and shareholders' equity             $ 314,482             $ 231,053
                                                              =========             =========

GATEWAY FINANCIAL HOLDINGS, INC.
CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)


                                                                     12 MONTHS ENDED,
                                                                        DECEMBER 31,
                                                                  ------------------------
                                                                   2003              2002
                                                                  ------            ------
                                                                   (Dollars in thousands,
                                                                   except per share data)

Interest Income                                                   13,486            10,311
Interest Expense                                                   5,341             4,819
                                                                  ------            ------

Net Interest Income                                                8,145             5,492
   Provision for loan losses                                       1,200               480
                                                                  ------            ------

Net Int Income After Provision                                     6,945             5,012

   Service charges on deposit accounts                               898               582
   Insurance operations                                            1,480             1,264
   Mortgage banking operations                                       859               422
   Brokerage operations                                              240               193
   Gain sale of securities                                           244               266
   Other                                                             764                99
                                                                  ------            ------
Total noninterest Income                                           4,485             2,826

   Personnel costs                                                 5,549             3,947
   Occupancy and equipment                                         1,864               974
   Data processing fees                                              397               493
   Other                                                           2,420             1,797
                                                                  ------            ------
Total noninterest expense                                         10,230             7,211
                                                                  ------            ------
   Income Before Income taxes                                      1,200               627
   Income taxes                                                       --                --
                                                                  ------            ------
   NET INCOME                                                      1,200               627
                                                                  ======            ======

   Net income per common share
   Basic                                                          $ 0.38            $ 0.20
   Diluted                                                        $ 0.36            $ 0.20

   Weighted average shares outstanding (in thousands):
   Basic                                                           3,159             3,156
   Diluted                                                         3,293             3,163

   Market value per share                                         $12.04            $ 7.66

   Book value per share                                           $ 7.88            $ 7.59

GATEWAY FINANCIAL HOLDINGS, INC.
CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)


                                                                     3 MONTHS ENDED,
                                                                       DECEMBER 31,
                                                                  ----------------------
                                                                  2003              2002
                                                                  -----            -----
                                                                   (Dollars in thousands,
                                                                   except per share data)

Interest Income                                                   3,762            2,873
Interest Expense                                                  1,395            1,295
                                                                  -----            -----

Net Interest Income                                               2,367            1,578
   Provision for loan losses                                        300              125
                                                                  -----            -----

Net Int Income After Provision                                    2,067            1,453

   Service charges on deposit accounts                              262              172
   Insurance operations                                             367              311
   Mortgage banking operations                                      147              181
   Brokerage operations                                              93               36
   Gain sale of securities                                           --               99
   Other                                                            269               75
                                                                  -----            -----
Total noninterest Income                                          1,138              874

   Personnel costs                                                1,494            1,204
   Occupancy and equipment                                          599              297
   Data processing fees                                              89              121
   Other                                                            587              533
                                                                  -----            -----
Total noninterest expense                                         2,769            2,155
                                                                  -----            -----
   Income Before Income taxes                                       436              172
   Income taxes                                                      --               --
                                                                  -----            -----
   NET INCOME                                                       436              172
                                                                  =====            =====

   Net income per common share
   Basic                                                          $0.14            $0.05
   Diluted                                                        $0.12            $0.05

   Weighted average shares outstanding (in thousands):
   Basic                                                          3,167            3,156
   Diluted                                                        3,509            3,157